UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 31, 2003
                Date of Report (Date of earliest event reported)


                        STRATEGIC CAPITAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



         Florida                         0-28168               11-3289981
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)         Identification No.)


                7900 Glades Road, Suite 610, Boca Raton, FL 33434
          (Address of principal executive offices, including zip code)


                                 (561) 558-0165
               Registrant's telephone number, including area code



           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         --------------------------------

                  Not Applicable

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  Not Applicable

Item 3.  Bankruptcy or Receivership.
         --------------------------

                  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

                  Not Applicable

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

                  On October 31, 2003, the Registrant held its annual meeting of shareholders pursuant to which: (a) Messrs. David Miller, Samuel G. Weiss, Ralph Wilson and John H. Roach, Jr. were elected to serve as the Registrants' Board of Directors for the current fiscal year; and (b) the appointment of Weinberg & Company, P.A. to serve as the Registrant's independent auditors for the current fiscal year ending June 30, 2004 was ratified. The vote for each of such matters was 73,297 for, none against, and 3,895 withheld; 77,192 shares of the Registrant's common stock were issued and outstanding at the time of the meeting, of which 73,297 shares were represented at the meeting in person or by proxy.

Item 6.  Resignation of Registrant's Directors.
         -------------------------------------

                  Not Applicable

Item 7.  Financial Statement and Exhibits.
         --------------------------------

         (a)      Financial Statement - Not Applicable

         (b)      Pro-forma Financial Information - Not Applicable

         (c)      Exhibits - Not Applicable

Item 8.  Change in Fiscal Year.
         ---------------------

                  Not Applicable


Item 9.  Regulation FD Disclosure.
         ------------------------

                  Not Applicable


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

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
          -------------------------------

                  Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
          -----

                  Not Applicable.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

                  Not Applicable.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STRATEGIC CAPITAL RESOURCES, INC.


                                       By: /s/ DAVID MILLER
                                           -------------------------------------
                                           David Miller, Chief Executive Officer

Dated: October 31, 2003


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